Exhibit 99.1


                           THACKERAY CORPORATION NEWS

Contact:                                            For Release:
        Jules Ross                                              Immediately
        Vice President, Finance                                 October 3, 2001
        (212) 759-3695



New York, NY - Thackeray Corporation (Amex) announced today that its real estate partnership with Belz Enterprises received equity and debt funding totaling approximately $120 million for the partnership's 925,000 sq. ft. Festival Bay, Orlando, Florida retail/entertainment center which is under construction.




















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